UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 26, 2018
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)
Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On July 26, 2018, the Board of Directors (Board) of Northwest Natural Gas Company (the Company) elected Charles A. Wilhoite, to the Board as a Class II director commencing August 1, 2018 for a term expiring on the date of the Company’s Annual Meeting of Shareholders, which is expected to be May 23, 2019. Since 1990, Mr. Wilhoite has worked for, and since 1995 has been a Managing Director of, Willamette Management Associates, Inc., a consulting firm in the fields of business valuation, forensic analysis, and transaction financial advisory services. Before his tenure at Willamette Management Associates, Inc., he was a senior auditor at KPMG. Mr. Wilhoite currently serves as Chairman of the board of trustees of Meyer Memorial Trust, and as a board member of the Federal Reserve Bank of San Francisco - Portland Branch, Legacy Health, The Nature Conservancy of Oregon, Inc., Portland Business Alliance and the Oregon Housing Stability Council. He also serves as an advisory board member of Metal Toad Media and has been appointed by Governor Kate Brown as a member of a blue ribbon task force to evaluate state and local debt to the Oregon Public Employees Retirement System (PERS). Mr. Wilhoite has previously served as Commissioner and Chairman of the Board of Portland Development Commission (PDC) and the City Charter Review Commission. He is also a past Chair of the Portland Business Alliance, Oregon Health & Science University, SMART, and Urban League of Portland, past Vice Chair of The Nature Conservancy of Oregon, Inc., and past Chair of the Portland Police Bureau Budget Advisory Committee. Mr. Wilhoite also previously served on the boards of PacificSource Health Plans, U.S. Bank of Oregon, the Oregon State Bar, Jesuit High School Portland, Portland State University Foundation, and Oregon Health & Science University Medical Group, and served as an Economic Advisory Council Member of Federal Reserve Bank of San Francisco. Mr. Wilhoite earned a Bachelor of Science degree in accounting and a Bachelor of Science degree in finance, both at Arizona State University. He is a certified public accountant (CPA), with accreditations in business valuation and financial forensics. His other accreditations are from various financial governing bodies and include certifications in: chartered global management accounting, management accounting, financial management, business valuation and appraisal, and fraud examination.

The Board of Directors affirmatively determined that Mr. Wilhoite qualifies as an “independent director” in accordance with the New York Stock Exchange listing standards and the Company’s Director Independence Standards. Mr. Wilhoite has not yet been appointed to any of the Board’s committees. The Board will consider the committees to which Mr. Wilhoite will be appointed at subsequent Board meetings. At the time of his election to the Board, Mr. Wilhoite did not hold any shares of the Company’s common stock. There are no existing business relationships between Mr. Wilhoite and the Company.

Retirement Date of Named Executive Officer Determined

On July 26, 2018, Ms. Lea Anne Doolittle, Senior Vice President and Chief Administrative Officer of the Company, and a named executive officer in the Company’s 2018 Proxy Statement, announced her intent to retire from her position as an officer of the Company on December 31, 2018 following 18 years of service. Ms. Doolittle is expected to remain a non-officer employee of the Company through the end of February 2019 to assist in the transition of her responsibilities.

The Board of Directors has named Melinda B. Rogers as Vice President, Chief Human Resources and Diversity Officer, effective August 1, 2018. Ms. Rogers is expected to assume Ms. Doolittle’s human resources responsibilities and work closely with Ms. Doolittle until her retirement.

Forward-Looking Statements

This report, and other presentations made by Northwest Natural Gas Company from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, future events and timing thereof, investments, customer growth, succession planning matters, financial results, revenues and earnings, performance, timing or effects of future regulatory proceedings or future regulatory approvals, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors," and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the Company's most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk," and Part II, Item 1A, "Risk Factors," in the Company's quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: July 27, 2018	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer & Corporate Secretary

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